UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 21, 2015

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108
San Diego, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2015, Retail Opportunity Investments Corp. (“ROIC”), acting through a subsidiary held through Retail Opportunity Investments Partnership, LP, (the “Operating Partnership”), ROIC’s operating partnership, acquired the property known as Four Corner Square (“Four Corner Square”) located in Maple Valley, Washington, from an unaffiliated third party, for a purchase price of approximately $41.8 million. Four Corner Square is approximately 120,000 square feet and is anchored by Grocery Outlet Supermarket, a west coast based grocer, and Walgreens. The Company funded the acquisition of Four Corner Square using borrowings under its credit facility. Set forth in Item 9.01 is the financial statement prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Four Corner Square, which individually is not considered significant within the meaning of Rule 3-14.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired.

Four Corner Square

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)
•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)

(b) Pro Forma Financial Information for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statement (Unaudited)

(c) Pro Forma Financial Information for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statement (Unaudited)

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Financial statement and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: March 21, 2016	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

		By:	/s/ Michael B. Haines
Michael B. Haines
Dated: March 21, 2016			Chief Financial Officer